Investor Day 2025 Quest Diagnostics

Driving Sustainable Growth, Delivering Long-term Value Jim Davis Chairman, CEO, and President Investor Day 2025 Quest Diagnostics

Safe harbor disclosure The statements in this presentation which are not historical facts may be forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date that they are made and which reflect management's current estimates, projections, expectations or beliefs and which involve risks and uncertainties that could cause actual results and outcomes to be materially different. Risks and uncertainties that may affect the future results of the company include, but are not limited to, adverse results from pending or future government investigations, lawsuits or private actions, the competitive environment, the complexity of billing, reimbursement and revenue recognition for clinical laboratory testing, changes in government regulations, changing relationships with customers, payers, suppliers or strategic partners, acquisitions and other factors discussed in the company's most recently filed Annual Report on Form 10-K and in any of the company's subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including those discussed in the "Business," "Risk Factors," "Cautionary Factors that May Affect Future Results," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of those reports. In the following presentation, references to adjusted EPS refer to adjusted diluted EPS. Any references to operating margin(s) refer to adjusted operating income as a percentage of net revenues. Any references to free cash flow refer to cash flow from operations less capital expenditures. Adjusted EPS, operating margin and free cash flow are non-GAAP financial measures. Please see the explanation of these non-GAAP measures, including the comparable GAAP measure, at the end this presentation and on Investor Relations page on our website. 3 Investor Day 2025 Quest Diagnostics

Key highlights The clinical lab market is expected to remain strong driven by health trends and diagnostic innovation We have a proven strategy to generate above average growth in key channels We expect our investments in advanced diagnostics to deliver double-digit revenue growth across 5 key clinical areas Our operational strategy is designed to improve quality, customer experiences, and productivity Long-term outlook beyond 2025: 4% - 5% revenue CAGR and 7% - 9% adjusted EPS CAGR 4 Investor Day 2025 Quest Diagnostics

Why we exist Purpose The Quest Way Strategy Culture How we grow How we work Purpose Why we exist Working together to create a healthier world, one life at a time Strategy How we grow We help people make the best decisions to improve health by providing high-quality and affordable diagnostic testing insights and services using our scale and extensive reach Culture How we work The 5Cs Customer first Care Collaboration Continuous improvement Curiosity 5 Investor Day 2025 Quest Diagnostics

Quest is a leading provider of diagnostic information services 50% US hospitals and physicians served annually 1/3 US adults served annually ~217M requisitions in 2024 ~8K patient access sites ~5K vehicles >90% of insured lives in the US >80B patient data points >55K employees ~850 MDs/PhDs ~1,600 patents/patents pending Global including in Canada through LifeLabs® 6 Investor Day 2025 Quest Diagnostics

Quest is well positioned in the nearly $90 billion US lab market Physician Channel $58B 2024 Total US Lab Market $89B Hospital Channel $31B POL 11% Quest 12% Other Independent Labs 42% Hospital Outreach 35% Physician 65% Hospital 35% Quest 6% Other Ind Labs 14% Other Hospital 80% 2%-4% CAGR 1%-3% CAGR 1%-2% CAGR POL: physician office laboratory. 7 Investor Day 2025 Quest Diagnostics

We are well positioned for growth in Canada's lab market

2024 Total Canadian Lab Market

~$5B


LifeLabs
13%
Community
Labs
8%
Hospital/Public
Health
79%

~3% CAGR

LifeLabs


British
Columbia
Saskatchewan
Ontario

41M people

- Leading provider of clinical laboratory testing in Canada
- Headquartered in Toronto
- 5 primary labs and 350 collection centers

Strong growth opportunities in Canada

- Broadening access to lab services, including advanced diagnostics
- Expanding into new provinces
- Increasing consumer interest

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INVESTOR DAY 2025

Quest Diagnostics

Nearly 90% of our revenues come from physicians and hospitals ~$9.9B 2024 revenues +6.7% growth year-over-year Other 12% Hospitals 20% Physicians 68% By Customer Channel Patients 12% Canadian Government 2% Medicaid/Managed Medicaid 8% Medicare/Medicare Advantage 16% Commercial Health Plans 27% Client Bill 35% By Payer 13% administered by Health Plans 9 Investor Day 2025 Quest Diagnostics

Macro trends continue to shape healthcare and favor Quest Demographic shifts-older, sicker population Innovations in lab diagnostics Greater adoption of AI and automation Consumer focus on prevention and wellness 10 Investor Day 2025 Quest Diagnostics

The US population is growing older and sicker Demographic shifts-older, sicker population 74% of adults live with excess weight or obesity 40% of children live with excess weight of obesity 52% of adults have prediabetes or type 2 diabetes 30% of teens have prediabetes 79% increase in early-onset cancers 1 in 2 people with get cancer in their lifetime 2%-12% annual increase in autoimmune diseases Triple the rate of dementia and Alzheimer's disease since 2013 Triple the rate of infant and maternal mortality despite spending the most Decline in life expectancy driven by COVID-19, suicide, and liver and heart disease 11 Investor Day 2025 Quest Diagnotics

The evolution in diagnostics is shaped by "power in the blood" Innovations in lab diagnostics Technological advances are enabling a transition to clinical lab testing 12 Investor Day 2025 Quest Diagnostics

Automation and AI are improving quality and productivity Greater adoption of AI and automation Microbiology Cytology Parasitology Pathology 13 Investor Day 2025 Quest Diagnostics

Consumers are taking charge of their healthcare Consumer focus on prevention and wellness 54% of individuals say holistic care options involving diet, exercise, and counseling are either very or somewhat important to them 65% of individuals say it is important that they be able to monitor their health with apps, wearable devices, etc. 75% of individuals would like healthcare providers to remind them about routine testing and preventive care 2 of 3 consumers have become more concerned about their health "We are entering a new era of medicine… called bio-observability… the ability to observe your own biology through technologies like wearables, continuous monitors, and direct to consumer (DTC) lab testing." - Dr. Casey Means "Good Energy" Fountain Life Function InsideTracker 14 Investor Day 2025 Quest Diagnostics

Macro trends continue to shape healthcare and favor Quest Demographic shifts-older, sicker population Innovations in lab diagnostics Greater adoption of AI and automation Consumer focus on prevention and wellness 15 Investor Day 2025 Quest Diagnostics

Our strategy supports above market growth in key channels Physicians Hospitals Expand in high-growth areas 4% - 5% CAGR 5% - 6% CAGR >20% CAGR Capitalize on expanded health plan network access Extend geographic reach Become a partner of choice for large enterprise customers Serve hospitals through scaled reference testing Provide Collaborative Lab Solutions (formerly Professional Lab Services) Expand in new geographies through outreach acquisitions Drive growth in consumer-initiated testing Support life sciences partners with testing and services Deliver insights through data analytics Lead in advanced diagnostics through science and innovation Deliver a better customer experience and productivity improvements through technology Long-term outlook beyond 2025: 4% - 5% revenue CAGR and 7% - 9% adjusted EPS CAGR 16 Investor Day 2025 Quest Diagnostics

Our unique strengths will enable us to capitalize on physician market trends 1 Scale 2 Broad access (PSCs, IOPs) 3 Clinical innovation 4 Health plan access 5 Value PSCs: patient service centers; IOPs: in-office phlebotomists. 17 Investor Dat 2025 Quest Diagnostics

We are leveraging our health plan access to increase our presence in new geographies Physicians Over 1 million net new lives added Segmentation of top 50 MSAs >90% of insured lives in the US Expanding access with new health plan relationships Growth potential Low High Low High Quest brand presence 14 MSAs 20 MSAs 12 MSAs 4 MSAs Focus on faster growing MSAs with high access and low Quest capture MSAs: metropolitan statistical areas. 18 Quest Diagnostics

We continue to expand our focus beyond independent physicians to include enterprise accounts Physicians Physician employment trends Executives/Influencers 35% 17% 48% 2020 31% 20% 49% 2021 26% 22% 52% 2022 25% 22%53% 2023 22% 23% 55% 2024 Independent -11% CAGR Corporate entity +8% CAGR Health System +3% CAGR Summit Health City MD Oak St. Health minute clinic Optum Function C-Suite, executive leaders, influencers of lab decisions Representing finance, medical, operations, analytics, etc. What do they care about? Improved efficiency and patient access Patient and physician satisfaction and engagement Improved quality scores Connectivity, integration and national scale Population health and data Quest's enterprise commercial team is well positioned to partner with large physician groups seeking scaled solutions Source: PAI Physician Employment Study April 2024 19 Investor Day Quest Diagnostics

Hospitals continue to face headwinds and value scaled providers Hospitals Wage and supply inflation Workforce shortages Cost of capital 20 Investor Day Quest Diagnostics

We have a diverse, collaborative approach for helping hospitals improve quality, efficiency, and access to capital Hospitals Reference testing Comprehensive menu across continuum of care Reduces the need for hospitals to invest in advanced technologies Over $1B in revenues today Collaborative Lab Solutions (CoLab) Professional lab management and related services based on expertise and scale Broader than Professional Lab Services ~800M in revenues today Outreach/JVs Access to capital to invest in core assets Continued access to diagnostics innovation Enhanced affordability Note: CoLab previously known as Professional Lab Services. 21 Investor Day 2025 Quest Diagnostics

Our collaborative partnerships with hospitals are the largest opportunity to deliver above market growth in the hospital channel Hospitals Collaborative Lab Solutions (CoLab) Strong growth in CoLab revenue Lab management Workforce Supply chain Analytics Blood collection ~300M 2019 +22% CAGR $800M 2024 >$1B Beyond 2025 Note: CoLab previously known as Professional Lab Services. 22 Investor Day 2025 Quest Diagnostics

We are positioned to deliver strong double-digit growth in key high-growth areas Expan in high-growth areas Consumer ~$100M in revenue (Direct sales + channel partners) Questhealth.com consumer-initiated testing Partnerships Menu expansion Life Sciences ~$90M in revenue Phase I - IV decentralized clinical trials Companion diagnostics and assay development In vitro diagnostic studies Analytics ~$40M in revenue Cross channel Direct sales Integrators These channels are expected to deliver >20% combined CAGR 23 Investor Day 2025 Quest Diagnostics

Advanced Diagnostics

We expect new and existing advanced diagnostic tests in 5 key clinical areas to deliver double-digit growth

Oncology

- Haystack MRD™
- IsoPSA
- STEP500 liquid and tissue

Advanced Cardiometabolic Health

- ApoB
- Lipoprotein(a)
- Insulin resistance panel with score

Women's & Reproductive Health

- QNatal® Advanced (NIPS)
- QHerit® carrier screening

Brain Health

- AD-Detect™ Alzheimer's disease blood testing
- New liquid biomarkers

Autoimmune Disorders

- ANAlyzeR™ primary care screening
- Therapy guidance (RA, IBD)

In these 5 areas, advanced diagnostic tests generated ~$900 million in 2024

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INVESTOR DAY 2025

Quest Diagnostics®

We are focused on maximizing value from recent acquisitions

Completed 8 acquisitions in 2024 which are expected to generate ~$1 billion in annualized revenue

Regional independent labs		Health system outreach labs		Capability-building assets	
Enco Diagnostic Laboratory	• New York • February 2024	Steward	• Massachusetts • February 2024	PathAI Diagnostics	• Tennessee • June 2024 • Digital pathology
LifeLabs	• Canada • August 2024	Allina Health	• MN, western WI • September 2024		
NY Physicians	• New York • September 2024	OhioHealth	• Ohio • October 2024		
		University Hospitals	• Ohio • December 2024		

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INVESTOR DAY 2025

Quest Diagnostics

We continue to see robust opportunities for hospital outreach acquisitions Physician Channel $58B POL 11% Quest 12% Other Independent Labs 42% Hospital Outreach 35% Hospital outreach labs comprise ~$20B of the physician channel 600+ health systems ~20 deals completed by Quest in the last decade 26 Investor Day 2025 Quest Diagnostics

We are also building strategic growth partnerships Fresenius Medical Care Provides end-stage renal disease (ESRD) dialysis testing for over 2,600 dialysis centers in the US serving more than 200K patients Building dialysis-related water testing capabilities Leverage Quest's national network to enable near-access services Daytime testing optimizes lab utilization Benefits: Faster results for some dialysis-related testing for patients, greater value for Fresenius Medical Care, and improved access to the dialysis market for Quest 27 Investor Day 2025 Quest Diagnostics

Engaged people, lean processes and technology investments improve quality, productivity, and the customer experience 3% annual productivity and cost savings target through Invigorate Superior customer experience and cost excellence People Customer-centric and highly-engaged employees driving performance and innovation Enterprise Operations Process Lean, standardized, and digital processes powering experience and productivity Technology Automation, AI, and new software tools enabling operational excellence Across order to cash 28 Investor Day 2025 Quest Diagnostics

We are transforming our order-to-cash process through Project Nova IT initiative will modernize underlying applications to improve customer experiences and lower IT costs Onboard Order Collect Transport Test Result Bill Service EHRs Quanum® EHRs IDAA Quanum® Ortec QDTRac QSuite LIS AP/Derm LIS Esoteric/Genetic LIS EHRs MyQuest QBS Salesforce Project Nova Modernize systems Improve customer experiences Lower IT spend Improve productivity 29 Investor Day 2025 Quest Diagnostics

Key takeaways The clinical lab market is expected to remain strong driven by health trends and diagnostic innovation We have a proven strategy to generate above average growth in key channels We expect our investments in advanced diagnostics to deliver double-digit revenue growth across 5 key clinical areas Our operational strategy is designed to improve quality, customer experiences, and productivity Long-term outlook beyond 2025: 4% - 5% revenue CAGR and 7% - 9% adjusted EPS CAGR 30 Investor Day 2025 Quest Diagnostics

Note on Non-GAAP Financial Measures As used in this presentation the term "reported" refers to measures under accounting principles generally accepted in the United States ("GAAP"). The term "adjusted" refers to non-GAAP operating performance measures that exclude special items such as restructuring and integration charges, amortization expense, gains and losses on investments, and excess tax benefits ("ETB") associated with stock-based compensation. The company has provided discussion of projected operating margin, which is adjusted operating income as a percentage of net revenues, and a compound annual growth rate projection beyond 2025 of 7%-9% for adjusted diluted earnings per share ("EPS"), which are non-GAAP measures. The company is unable to present a reconciliation of adjusted operating income as a percentage of net revenues to operating income as a percentage of net revenues and adjusted diluted EPS to reported diluted EPS, the most comparable GAAP measure due to the inherent uncertainty and variability in the nature and amount of special items referenced above, and the amount of these items could be significant in any of the associated periods. The company has provided a compound annual growth rate projection beyond 2025 of 7%-9% for adjusted diluted earnings per share ("EPS"), which is a non-GAAP measure. The company is unable to present a reconciliation of adjusted diluted EPS to reported diluted EPS, the most comparable GAAP measure due to the inherent uncertainty and variability in the nature and amount of special items referenced above, and the amount of these items could be significant in any of the associated periods. Non-GAAP adjusted measures are presented because management believes those measures are useful adjuncts to GAAP results. Non-GAAP adjusted measures should not be considered as an alternative to the corresponding measures determined under GAAP. Management may use these non-GAAP measures to evaluate our performance period over period and relative to competitors, to analyze the underlying trends in our business, to establish operational budgets and forecasts and for incentive compensation purposes. We believe that these non-GAAP measures are useful to investors and analysts to evaluate our performance period over period and relative to competitors, as well as to analyze the underlying trends in our business and to assess our performance. 31 Investor Day 2025 Quest Diagnostics